UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 2, 2026
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001630513
Wells Fargo Commercial Mortgage Trust 2015-C26
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541214
C-III Commercial Mortgage LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542105
Basis Real Estate Capital II, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001555501
Liberty Island Group I LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001624053
Argentic Real Estate Finance LLC (formerly known as Silverpeak Real Estate Finance LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001617874
Walker & Dunlop Commercial Property Funding I WF, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001577313
National Cooperative Bank, N.A.
(Exact name of sponsor as specified in its charter)

New York	333-195164-04	38-3952049 38-3952050 38-3952051 38-7127884
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 214-5600
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the February 18, 2026 Distribution Date.  The Certificate Administrator was subsequently notified by the Master Servicer on March 2, 2026 of a payment revision to the Class D, Class E, Class F and Class G Certificateholders.  The payment revision was due to the special servicer providing updated reporting regarding the release of $55,300,000 in funds previously withheld in relation to certain litigation matters.  This resulted in an additional principal payment to the Class D Certificateholders in an amount equal to $3,712.50, an additional interest payment to the Class D Certificateholders in an amount equal to $118,790.27, an additional interest payment to the Class E Certificateholders in an amount equal to $19,356,149.13, an additional interest payment to the Class F Certificateholders in an amount equal to $9,672,108.34 and an additional interest payment to the Class G Certificateholders in an amount equal to $25,149,239.76.  The additional payments were made to the impacted Certificateholders on March 3, 2026.  An additional $1,000,000 is being withheld from the released funds by the Certificate Administrator for anticipated future litigation expenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Depositor)

/s/ Anthony J. Sfarra
Anthony J. Sfarra, President

Date:  March 5, 2026